SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 1997


                      ANGELES PARTICIPATING MORTGAGE TRUST
             (Exact name of registrant as specified in its charter)


         California                      1-10150                 95-6881527
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


   Three Pickwick Plaza - Suite 250                                 06380
            Greenwich, CT                                        (Zip Code)
(Address of principal executive offices)

Copy to:     Jay Sugarman                                 James B. Carlson
             Angeles Participating Mortgage Trust         Mayer, Brown & Platt
             Three Pickwick Plaza, Suite 250              1675 Broadway
             Greenwich, CT 06380                          New York, NY  10019

Registrant's telephone number, including area code: (203) 861-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 4.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following documents are filed as exhibits hereto:

         Exhibit 16.1 Letter from Deloitte & Touche LLP.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ANGELES PARTICIPATING MORTGAGE TRUST
                                  (Registrant)



Date: January 2, 1998             By:/s/ Jay Sugarman
                                     ------------------------------
                                     Name:   Jay Sugarman
                                     Title:  President & Chief Executive Officer